SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       The Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                                 August 18, 1999
                                 (June 11, 1999)

                       Clear Channel Communications, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                            (State of Incorporation)

         1-9645                                        74-1787536
(Commission File Number)                (I.R.S. Employer Identification No.)

                          200 Concord Plaza, Suite 600
                            San Antonio, Texas 78216
                                 (210) 822-2828
          (Address and telephone number of principal executive offices)


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                       Clear Channel Communications, Inc.
                                   Form 8-K/A

Item 2            ACQUISITION OR DISPOSITION OF ASSETS.

On June 22, 1999, Clear Channel Communications, Inc. (the "Company" or the "Registrant") filed a Current Report on Form 8-K. The Company is filing this amendment to report that after receipt of additional financial information concerning the acquisition of Dauphin OTA ("Dauphin"), the Company has determined that the acquisition of Dauphin does not meet the requirements of a significant acquisition as defined in Regulation S-X Rule 3-05. Therefore, no information is required under Item 7(a) or Item 7 (b) concerning the above mentioned acquisition.

Item 7 (c)        EXHIBITS

         NONE



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clear Channel Communications, Inc.

Date  August 18, 1999                          By       /s/HERBERT W. HILL, JR.
                                                        Herbert W. Hill, Jr.
                                                        Senior Vice President/
                                                        Chief Accounting Officer